FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Fifth Amendment to Amended and Restated Credit Agreement (hereinafter referred to as the “Amendment”) executed as of June 13, 2008, by and among Clayton Williams Energy Inc., a Delaware corporation (“CWEI”), Southwest Royalties, Inc. (successor by merger to CWEI-SWR, Inc.), a Delaware corporation (“SWR”, and together with CWEI and each of their respective successors and permitted assigns, the “Borrowers” and each a “Borrower”), Warrior Gas Co., a Texas corporation (“Warrior”), CWEI Acquisitions, Inc. a Delaware corporation (“CWEI Acquisitions”), Romere Pass Acquisition L.L.C., a Delaware limited liability company (“Romere”), CWEI Romere Pass Acquisition Corp., a Delaware corporation (“Romere Corp”), Blue Heel Company, a Delaware corporation (“Blue Heel”), and Tex-Hal Partners, Inc., a Delaware corporation (“Tex-Hal,” and together with Warrior, CWEI Acquisitions, Romere, Romere Corp and Blue Heel and each of their successors and permitted assigns, the “Guarantors” and each a “Guarantor”), JPMorgan Chase Bank, N.A. (successor by merger to Bank One, N.A. (Illinois)), a national banking association (“JPMorgan Chase”), each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Amendment) or which may from time to time become a party to the Agreement pursuant to the provisions of Section 14.3 thereof or any successor or permitted assignee thereof (hereinafter collectively referred to as “Lenders”, and individually, “Lender”), JPMorgan Chase, as Administrative Agent (in its capacity as Administrative Agent and together with its successors in such capacity, “Administrative Agent”).  Capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in that certain Amended and Restated Credit Agreement dated as of May 21, 2004, by and among Borrowers, Guarantors, Administrative Agent and Lenders (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

WITNESSETH:

WHEREAS, the Borrowers and the Guarantors have requested, among other things, that the Lenders (or at least the required percentage thereof) reaffirm the Borrowing Base at $250,000,000 until the next redetermination, and that the Administrative Agent and the Lenders amend the Agreement to increase the maximum permitted amount of other Investments to $5,000,000 and extend the Facility Termination Date; and

WHEREAS, the Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, the Guarantors, the Administrative Agent and the Lenders, hereby agree as follows:

SECTION 1. Amendments to the Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Agreement shall be amended in the manner provided in this Section 1.

Fifth Amendment to Amended and Restated Credit Agreement – Page 1
65179745.4

1.1 Cover Page.  The cover page of the Agreement shall be and it hereby is amended by replacing BANK ONE, NA with JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Illinois)) and by replacing BANK ONE CAPITAL MARKETS, INC. with J.P.MORGAN SECURITIES INC.

1.2 Amended Definitions. Article I of the Agreement shall be and it hereby is amended by amending and restating the following definition to read in its entirety as follows:

“Facility Termination Date” means May 21, 2012.

1.3 Additional Definitions. Article I of the Agreement shall be and it hereby is amended by adding the following definition in the correct alphabetical order:

“Fifth Amendment Effective Date” means June 13, 2008.

1.4 Investments and Acquisitions.  Clause (v) of Section 8.15 of the Agreement shall be and it hereby is amended in its entirety to read as follows:

(v)           Investments by any Borrower consisting of Rate Management Transactions entered into with Approved Counterparties in the ordinary course of business and not for speculative purposes; provided that such Rate Management Transactions (a) commencing January 1, 2009, would not cause the aggregate notional amount of Hydrocarbons under all Rate Management Transactions then in effect for any month in the forthcoming three (3) year period to exceed eighty percent (80%) of the “forecasted production from proved reserves” (as defined below) of CWEI and its Material Domestic Subsidiaries for such month; provided that no Borrower may enter into any Rate Management Transactions (other than those entered into prior to the Fifth Amendment Effective Date) that hedge the production of Hydrocarbons in respect of any month during the period from the Fifth Amendment Effective Date through and including December 31, 2008, (b) together with any other Rate Management Transactions then in effect for the purpose of hedging Borrowers’ interest rate exposure would not cause the notional amount of all such Rate Management Transactions then in effect for such purpose to exceed one hundred percent (100%) of the total Consolidated Funded Indebtedness of Borrowers projected to be outstanding for any period covered by such Rate Management Transaction, or (c) are for the purpose of hedging the foreign currency risk associated with the Credit Parties’ operations, if any. As used in this clause (v) of Section 8.15, “forecasted production from proved reserves” means the forecasted production of Crude Oil and Natural Gas as reflected in the most recent Reserve Report delivered to the Administrative Agent pursuant to clause (iii) of Section 8.1, after giving effect to any pro forma adjustments for the consummation of any acquisitions or dispositions since the effective date of such Reserve Report.

1.5 Investments and Acquisitions.  Clause (x) of Section 8.15 of the Agreement shall be and it hereby is amended in its entirety to read as follows:

(x)           Other Investments not otherwise described in clauses (i) through (ix) above; provided that, the aggregate amount of all other Investments made pursuant to this clause (x) outstanding at any time shall not exceed $5,000,000 (calculated based on the original cost of such Investment).

Fifth Amendment to Amended and Restated Credit Agreement – Page 2
65179745.4

1.6 Notices.  Clause (c) of Section 15.1 shall be and it hereby is amended in its entirety to read as follows:

(c)           in the case of the Administrative Agent, to JPMorgan Chase Bank, N.A., Mail Code TX1-2448, 2200 Ross Avenue, Third Floor, Dallas, Texas  75201, Telecopy No.: (214) 965-3280, Attention: Wm. Mark Cranmer,

1.7 Reaffirmation of Borrowing Base.  This Amendment shall constitute a notice of reaffirmation of the Borrowing Base pursuant to Section 4.6 of the Agreement and Administrative Agent hereby notifies Borrowers that, as of the Fifth Amendment Effective Date, the Borrowing Base shall continue to be $250,000,000 until the next redetermination of the Borrowing Base pursuant to Article IV of the Agreement.

1.8 JPMorgan Chase as Successor to Bank One.  With respect to the Agreement and the other Loan Documents, the defined terms “Agent”, “Administrative Agent”, “Bank One, N.A.” and “Bank One” shall be deemed to mean JPMorgan Chase Bank, N.A. (successor by merger to Bank One, N.A. (Illinois)) and its successors and assigns.

1.9 Amendment to Annex A.  Annex A of the Agreement shall be and it hereby is amended in it entirety by substituting Annex A attached hereto.

1.10 Amendment to Schedule 6.8.  Schedule 6.8 of the Agreement shall be and it hereby is amended in it entirety by substituting Schedule 6.8 attached hereto

SECTION 2. New Lender and Reallocation of Commitments and Loans.  The Lenders have agreed among themselves to reallocate their respective Commitments and to, among other things, allow Frost Bank, to become a party to the Agreement as a Lender (the “New Lender”) by acquiring an interest in the Aggregate Commitment.  Administrative Agent and the Borrowers hereby consent to such reallocation and the New Lender’s acquisition of an interest in the Aggregate Commitment.  On the effective date of this Amendment and after giving effect to such reallocation of the Aggregate Commitment, the Commitment of each Lender shall be as set forth on Annex A of this Amendment.  With respect to such reallocation, the New Lender shall be deemed to have acquired the Commitment allocated to it from each of the other Lenders pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit C to the Agreement as if the New Lender and the other Lenders had executed an Assignment and Assumption Agreement with respect to such allocation.  The Borrowers and Administrative Agent hereby consent to such assignment to the New Lender.

SECTION 3. Consent and Reaffirmation of Guarantors.  By their execution hereof, each Guarantor hereby (i) acknowledges receipt of this Amendment, (ii) consents to the Borrowers’ execution and delivery hereof; (iii) agrees to be bound hereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrowers to Lenders pursuant to the terms of its Guaranty in favor of Administrative Agent and the Lenders and (v) reaffirms that its Guaranty is and shall continue to remain in full force and effect.

SECTION 4. Conditions.  The amendments to the Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 4.

Fifth Amendment to Amended and Restated Credit Agreement – Page 3
65179745.4

4.1 Execution and Delivery.  Each Borrower and each Guarantor shall have executed and delivered this Amendment.

4.2 Representations and Warranties.  The representations and warranties of each Borrower under the Agreement, as amended by the Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties relate solely to an earlier date).

4.3 No Event of Default.  No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default.

4.4 Payment of Fee.  The Borrower shall have paid to the Administrative Agent for the benefit of the Lenders (including the New Lender), an upfront fee of .25% on the $250,000,000 Borrowing Base amount, payable in immediately available funds, which fee has been fully earned and is non-refundable, to be shared pro rata with any Lender that has a Commitment (including the New Lender) based on the percentage of such Lender’s respective Commitment (including the amount of the New Lender’s Commitment).

4.5 Assignment and Assumption.  Comerica Bank shall have executed and delivered an Assignment and Assumption Agreement to each of Natixis and Frost Bank pursuant to which Comerica Bank shall have assigned all of its interest in and to its rights and obligations as a Lender to Natixis and Frost Bank in the proportions set forth therein.

4.6 Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 5. Representations and Warranties of Borrowers.  To induce the Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Lenders as follows:

5.1 Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of any Borrower or any Guarantor contained in the Agreement or in any of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date).

5.2 Corporate Authority; No Conflicts.  The execution, delivery and performance by each Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within each such Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Borrower or any Guarantor or result in the creation or imposition of any Lien upon any of the assets of any Borrower or any Guarantor except for Permitted Liens and otherwise as permitted in the Agreement.

Fifth Amendment to Amended and Restated Credit Agreement – Page 4
65179745.4

5.3 Enforceability.  This Amendment constitutes the valid and binding obligation of each Borrower and each Guarantor enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

SECTION 6. Miscellaneous.

6.1 Limited Waiver.  The Borrowers have advised the Lenders that they are currently in default under Section 9.3 of the Agreement as a result of the aggregate notional amount of Hydrocarbons under all Rate Management Transactions now in effect exceeding eighty percent (80%) of the “forecasted production from proved reserves” in violation of Section 8.15(v) (the “Existing Default”).  The Borrowers have requested that the Lenders waive the Existing Default.  The Lenders are willing to waive the Existing Default and, accordingly, hereby waive the Existing Default arising under Section 9.3 of the Agreement as a result of the Borrowers’ failure to comply with Section 8.15(v) on the condition that CWEI and its Subsidiaries are prohibited from entering into any additional Rate Management Transactions that hedge the production of Hydrocarbons in respect of any month during the period from the Fifth Amendment Effective Date through and including December 31, 2008.  By its signature below, each Borrower and Guarantor agrees that nothing herein shall be construed as a continuing waiver of the provisions of Section 8.15(v).  The waiver set forth herein is expressly limited as follows: (a) such waiver is limited solely to the Rate Management Transactions currently entered into whereby the aggregate notional amount of Hydrocarbons exceeds eighty percent (80%) of the “forecasted production from proved reserves”, (b) no further Rate Management Transactions will be entered into that hedge the production of Hydrocarbons in respect of any month during the period from the Fifth Amendment Effective Date through and including December 31, 2008 and (c) such waiver is a limited one-time waiver, and nothing contained herein shall obligate the Lenders to grant any additional or future waiver occurring as a result of a violation of Section 8.15(v) or any other provision of the Agreement or any other Loan Document.

6.2 Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  Each Borrower hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of such Borrower or any Guarantor under the Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

6.3 Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.4 Legal Expenses.  The Borrowers hereby agree, jointly and severally, to pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

6.5 Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and

Fifth Amendment to Amended and Restated Credit Agreement – Page 5
65179745.4

 delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  However, this Amendment shall bind no party until the Borrowers, the Guarantors, the Lenders (or at least the requisite percentage thereof), and the Administrative Agent have executed a counterpart.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

6.6 Complete Agreement.  THIS AMENDMENT, THE AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.7 Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

[Signature Pages Follow]

Fifth Amendment to Amended and Restated Credit Agreement – Page 6
65179745.4

IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWERS: CLAYTON WILLIAMS ENERGY, INC. a Delaware corporation By:_____________________________ Mark Tisdale, Vice President and General Counsel
SOUTHWEST ROYALTIES, INC. a Delaware corporation By:_____________________________ Mark Tisdale, Vice President
GUARANTORS: WARRIOR GAS CO. a Texas corporation By:_____________________________ Mark Tisdale, Secretary
CWEI ACQUISITIONS, INC. a Delaware corporation By:_____________________________ Mark Tisdale, Secretary
ROMERE PASS ACQUISITION L.L.C. a Delaware limited liability company By:_____________________________ Mark Tisdale, Vice President

Fifth Amendment to Amended and Restated Credit Agreement – Signature Page
65179745

CWEI ROMERE PASS ACQUISITION CORP. a Delaware corporation By:_____________________________ Mark Tisdale, Vice President
BLUE HEEL COMPANY a Delaware corporation By:_____________________________ Mark Tisdale, Vice President
TEX-HAL PARTNERS, INC. a Delaware corporation By:_____________________________ Mark Tisdale, Vice President

Fifth Amendment to Amended and Restated Credit Agreement – Signature Page
65179745

JPMORGAN CHASE BANK, N.A., (successor by merger to Bank One, N.A. (Illinois)), as Administrative Agent and a Lender By:_____________________________ Name: Wm. Mark Cranmer Title: Senior Vice President

Fifth Amendment to Amended and Restated Credit Agreement – Signature Page
65179745

BANK OF SCOTLAND as Co-Agent and a Lender By:_____________________________ Name: Title:

Fifth Amendment to Amended and Restated Credit Agreement – Signature Page
65179745

UNION BANK OF CALIFORNIA, N.A. as Syndication Agent and a Lender By:_____________________________ Name: Title: By:_____________________________ Name: Title:

Fifth Amendment to Amended and Restated Credit Agreement – Signature Page
65179745

BNP PARIBAS as Documentation Agent and a Lender By:_____________________________ Name: Title: By:_____________________________ Name: Title:

Fifth Amendment to Amended and Restated Credit Agreement – Signature Page
65179745

FORTIS CAPITAL CORP. as a Lender By:_____________________________ Name: Title: By:_____________________________ Name: Title:

Fifth Amendment to Amended and Restated Credit Agreement – Signature Page
65179745

NATIXIS (formerly Natexis Banques Populaires) as a Lender By:_____________________________ Name: Title: By:_____________________________ Name: Title:

Fifth Amendment to Amended and Restated Credit Agreement – Signature Page
65179745

GUARANTY BANK as a Lender By:_____________________________ Name: Title:

Fifth Amendment to Amended and Restated Credit Agreement – Signature Page
65179745

FROST BANK as a Lender By:_____________________________ Name: Title:

Fifth Amendment to Amended and Restated Credit Agreement – Signature Page
65179745

BANK OF TEXAS, N.A. as a Lender By:_____________________________ Name: Title:

Fifth Amendment to Amended and Restated Credit Agreement – Signature Page
65179745

ANNEX A

COMMITMENT PERCENTAGES

LENDER	COMMITMENT
JPMorgan Chase Bank, N.A.	$ 38,194,444.43
Mail Code: TX1-2448 2200 Ross Avenue, Third Floor Dallas, TX 75201 Attention: Wm. Mark Cranmer Telephone: 214.965.3225 Facsimile: 214.965.3280
Union Bank of California, N.A.	$ 34,722,222.20
500 North Akard Street, Suite 4200 Dallas, Texas 75201 Attention: John Clark Telephone: 214.922.4203 Facsimile: 214.922.4209
Bank of Scotland	$ 34,722,222.20
565 Fifth Avenue New York, New York Attention: Ms. Shirley Vargas Telephone: 212.450.0875 Facsimile: 212.479.2807
BNP Paribas	$ 27,777,777.80
1200 Smith Street, Suite 3100 Houston, TX 77002 Attention: Brian Malone Telephone: 713.982.1153
Fortis Capital Corp.	$ 27,777,777.80
15455 N. Dallas Parkway, Suite 1400 Addison, TX 75001 Attention: Michele Jones Telephone: 214.953.9303 Facsimile: 214-754-5982
Guaranty Bank	$ 27,777,777.80
Three Allen Center 333 Clay Street, Suite 4400 Houston, TX 77002 Attention: Chris Parada Telephone: 214.360.3414

Annex A to Amended and Restated Credit Agreement

Natixis	$ 24,305,555.55
333 Clay Street, Suite 4340 Houston, TX 77002 Attention: Donovan Brousarrd Telephone: 713.759.0973 Fascimile: 713.759.9908
Bank of Texas	$ 17,361,111.11
5956 Sherry Lane, Suite 1100 Dallas, TX 75225 Attention: Mike Delbridge Telephone: 214.987.8816
Frost Bank	$ 17,361,111.11
[Address] Attention: John Warren Telephone: 817.420.5672

Annex A to Amended and Restated Credit Agreement

SCHEDULE 6.8

SUBSIDIARIES AND OTHER INVESTMENTS

CWEI has the following corporate or limited liability company subsidiaries and other investments:

NAME	JURISDICTION	OWNED BY	PERCENT
SUBSIDIARIES:			OWNERSHIP

Warrior Gas Company	Texas	Clayton Williams Energy, Inc.	100%
Clajon Industrial Gas, Inc.	Texas	Warrior Gas Company	100%
Clayton Williams Trading Company	Texas	Clayton Williams Energy, Inc.	100%
Clayton Williams Venezuela, Inc.	Delaware	Clayton Williams Energy, Inc.	100%
CWEI Acquisitions, Inc.	Delaware	Clayton Williams Energy, Inc.	100%
Clayton Williams Pipeline Corporation	Texas	Clayton Williams Energy, Inc.	100%
CWEI Romere Pass Acquisition Corp.	Delaware	Clayton Williams Energy, Inc.	100%
Romere Pass Acquisition L.L.C.	Delaware	CWEI Romere Pass Acquisition Corp.	100%
Warrior Mississippi Corporation	Delaware	Clayton Williams Energy, Inc.	100%
Southwest Royalties, Inc.	Delaware	Clayton Williams Energy, Inc.	100%
Blue Heel Company	Delaware	Southwest Royalties, Inc.	100%
Tex-Hal Partners, Inc.	Delaware	Clayton Williams Energy, Inc.	100%
West Coast Energy Properties GP, LLC	Texas	Clayton Williams Energy, Inc.	100%
CWEI Aviation, Inc.	Texas	Clayton Williams Energy, Inc.	100%

OTHER INVESTMENTS:

SandRidge Energy, Inc.	Delaware	Clayton Williams Energy, Inc.	*

___________________________
*Clayton Williams Energy, Inc. owns 200,460 shares of SandRidge Energy, Inc., representing 0.14% of the outstanding stock of SandRidge Energy, Inc. as of June 10, 2008.

Schedule 6.8 to Amended and Restated Credit Agreement